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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2002.

                      INTREPID TECHNOLOGY & RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


                   Idaho                                     000-30065                         82-0230842
(State or other jurisdiction of incorporation)       (Commission File Number)     (IRS Employer Identification Number)


                501 Broadway, Suite 200, Idaho Falls, Idaho 83402
               (Address of principal executive offices) (Zip Code)


Registrants telephone number, including area code: (208) 529-5337


------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

None.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

None.

ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT.
This amended filing on Form 8-K/A is to correct certain disclosure deficiencies to Item 4. of Form 8-K filed on May 24, 2002, as required by Item 304 of SEC regulation S-B. Included herein are the correspondence from the Company and the letter from predecessor accountant.

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1.  Letter from the Company

United States Securities and Exchange Commission
Washington, D.C. 20549

RE: Form 8-K filed on May 24, 2002

Dear Commissioners:

The company's decision to change accountants from Scott Beggs & Company Certified Public Accountants to Balukoff Lindstrom & Co., P.A. was recommended and approved by the directors of the company as required by Item 304(a)(1)iii of
Item 304.

The former accountants report on the financial statements for the company for the last two years did not contain any adverse opinion or a disclaimer of opinion nor was there a qualification or modification as related to Item 309(a)(ii) of Item 304.

There have been no disagreements with Scott Beggs & Company Certified Public Accountants with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B for the two most recent fiscal years and all of the subsequent interim periods prior to their replacement as the company's auditor.

Neither the registrant nor someone on its behalf has consulted with the new accountants regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B during the two most recent fiscal years or any subsequent interim period prior to engaging the new accountants.

Sincerely,



Jacob D. Dustin
Secretary
Intrepid Technology and Resources, Inc.
501 W. Broadway, Suite 200
Idaho Falls, ID 83402


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2.  Letter from Predecessor Accountants

                              SCOTT BEGGS & COMPANY
                           Certified Public Accountant
                                Established 1986

304 E. Cameron Avenue 137 N. 8th Avenue Kellogg, ID 83837 St. Maries, ID 83861 208-784-1124 208-245-4117 208-783-0304 Fax Fax 208-245-1817 800-403-1124
Toll-Free

E-Mail: SilverValley@Beggs-CPA.com StMaries@Beggs-CPA.com www.beggs-cpa.com

13 June 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

COMMISSIONERS:

We have read the statements made by Intrepid Technologies and Resources, Inc., which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated May 24, 2002. We agree with the statements concerning our Firm in such Form 8-K.

Thank you.

Sincerely,



                         /s/ Scott Beggs & Company
                         -------------------------
                         Scott Beggs & Company
                         Certified Public Accountant


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ITEM 5.  OTHER EVENTS.

None.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

None.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

None.

ITEM 8.  CHANGE IN FISCAL YEAR.

None.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant) INTREPID TECHOLOGY & RESOURCES, INC.


                                                /s/ Dennis D. Keiser
                                                ---------------------------
                                                Dennis D. Keiser, President
                                         Date:  September 10, 2002


        *Print name and title of the signing officer under his signature